UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2026

RESIDEO TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38635	82-5318796
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16100 N. 71st Street,
Suite 550
Scottsdale, Arizona	85254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 573-5340

Registrant’s Former Name or Address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	REZI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K is being filed to provide the pro forma financial statements and the adjustments of the number of shares of Common Stock underlying outstanding awards and authorized for future issuance under certain plans required under Items 2.01, 5.01 and 9.01 of Form 8-K in connection with the separation (the “Separation”) from Resideo Technologies, Inc. (the “Company”) of its ADI Global Distribution business into an independent, publicly traded company, ADI Global Distribution Inc. (NYSE:ADIG). The Separation was completed on August 3, 2026.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the separation by Resideo Technologies, Inc. (the “Company”) of the ADI Global Distribution business from the Company's remaining businesses, effective as of August 3, 2026, the transfer of the ADI Global Distribution business from the Company to ADI Global Distribution Inc. (“ADI”) and the distribution on a pro rata basis by the Company of all of the outstanding shares of ADI's common stock, $0.001 par value per share, to holders of the Company's common stock, $0.001 par value per share (the “Common Stock”), the number of shares of Common Stock underlying outstanding awards and authorized for future issuance under the (i) Amended and Restated 2018 Stock Incentive Plan of Resideo Technologies, Inc. and its Affiliates (the “Stock Incentive Plan”), (ii) 2018 Stock Plan for Non-Employee Directors of Resideo Technologies, Inc. (the “Director Equity Plan”), and (iii) the Resideo Employee Stock Purchase Plan (the “Employee Stock Purchase Plan” and, together with the Stock Incentive Plan and the Director Equity Plan, the “Plans”), were adjusted to their current forms pursuant to the anti-dilution provisions of such plans, effective as of August 7, 2026 and each of the Plans was amended in connection therewith to reflect the anti-dilution adjustment pursuant to each such Plan.

The above summary does not purport to be complete and is qualified in its entirety by reference to the Stock Incentive Plan, the Director Equity Plan and the Employee Stock Purchase Plan, which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K, respectively, and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The Company’s unaudited pro forma condensed consolidated financial statements and related notes thereto, giving effect to the Separation, are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Exhibit No.	Description
10.1	Amended and Restated 2018 Stock Incentive Plan of Resideo Technologies, Inc. and its Affiliates
10.2	2018 Stock Plan for Non-Employee Directors of Resideo Technologies, Inc.
10.3	Resideo Employee Stock Purchase Plan
10.4	Restricted Stock Unit Adjustment Notice under the Amended and Restated 2018 Stock Incentive Plan of Resideo Technologies, Inc. and its Affiliates
10.5	Performance Stock Unit Adjustment Notice under the Amended and Restated 2018 Stock Incentive Plan of Resideo Technologies, Inc. and its Affiliates (2024 PSUs)
10.6	Performance Stock Unit Adjustment Notice under the Amended and Restated 2018 Stock Incentive Plan of Resideo Technologies, Inc. and its Affiliates (2025 ROIC PSUs)
10.7	Performance Stock Unit Adjustment Notice under the Amended and Restated 2018 Stock Incentive Plan of Resideo Technologies, Inc. and its Affiliates (2025 rTSR PSUs)
10.8	Performance Stock Unit Adjustment Notice under the Amended and Restated 2018 Stock Incentive Plan of Resideo Technologies, Inc. and its Affiliates (2026 PSUs)
10.9	Option Adjustment Notice under the Amended and Restated 2018 Stock Incentive Plan of Resideo Technologies, Inc. and its Affiliates
99.1	Unaudited pro forma condensed consolidated financial statements of Resideo Technologies, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RESIDEO TECHNOLOGIES, INC.

By:	/s/ Joshua Foster
Name:	Joshua Foster
Title:	Senior Vice President, General Counsel and Corporate Secretary

Date: August 7, 2026

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